UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2011

TRANSOCEAN LTD.

(Exact name of registrant as specified in charter)

Switzerland	000-53533	98-0599916
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Chemin de Blandonnet 1214 Vernier, Geneva Switzerland	CH-1214
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: +41 (22) 930-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Transocean Ltd. (the “Company”) announced that Ihab Toma is Executive Vice President, Operations, effective immediately, and has assumed the function of principal operating officer of the Company. Mr. Toma is responsible for Global Business and Asset Performance. Mr. Arnaud Bobillier is Executive Vice President, Operations Integrity, effective immediately, and Mr. Ricardo Rosa is Executive Vice President, Chief Financial Officer, effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN LTD.

Date: August 17, 2011	By:	/s/ Heather G. Callender
Heather G. Callender
Associate General Counsel